UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 24, 2004
                                                         ----------------


                                  PRAXAIR, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE
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(State or Other jurisdiction of incorporation)



1-11037                                              06-124-9050
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(Commission File Number)                    (IRS Employer Identification No.)




39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
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(Address of principal executive offices)                      (Zip Code)


(203)837-2000
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(Registrant's telephone number, including area code)


N/A
----
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)



[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)



[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(D) ELECTION OF DIRECTORS

DANBURY, Conn, August 24, 2004 - Ira D. Hall, president and chief executive officer of Utendahl Capital Management, L.P., has been elected to the board of directors of Praxair, Inc (NYSE:PX), effective September 1, 2004. Utendahl Capital Management is a New York-based fixed-income investment management firm.

"We are delighted Ira will be joining the Praxair board and expect that his broad financial and business experience in the global energy and technology sectors will be a great benefit to both the board and the management team", said Dennis Reilley, chairman, president and CEO of Praxair.

The election of Hall increases the number of Praxair directors to 11, ten of whom are outside directors. The Board committees to which Mr. Hall may be named are not yet determined.

Hall, 60, became president and CEO of Utendahl Capital Management in 2002. Previously, Hall was treasurer of Texaco Inc. and head of its finance department. Before that, he had been Texaco's general manager of alliance management with responsibility for a number of U.S. and global joint ventures.

Prior to joining Texaco in 1998, he held a variety of positions with IBM Corporation, including director of international operations, treasurer of IBM U.S., and chairman and CEO of IBM WTC Insurance Corporation. He was previously Senior Vice President of the New York investment banking firm of L.F. Rothschild, Unterberg, Towbin, Inc.

Hall graduated from Stanford University with a bachelor of science degree in electrical engineering and a masters of business administration from the Stanford Graduate School of Business. He currently serves on the boards of Pepsi Bottling Group Inc., The Reynolds & Reynolds Co. and Imagistics International, Inc. He is the immediate past chairman of the board of the Executive Leadership Council and currently serves on its board. He also serves on the boards of the Jackie Robinson Foundation and the Alvin Ailey Dance Theater, as well as the Dean's Advisory Council of the Stanford Graduate School of Business.

Praxair is the largest industrial gases company in North and South America, and one of the largest worldwide, with 2003 sales of $5.6 billion. The company produces, sells and distributes atmospheric and process gases, and high-performance surface coatings. Praxair products, services and technologies bring productivity and environmental benefits to a wide variety of industries, including aerospace, chemicals, food and beverage, electronics, energy, healthcare, manufacturing, metals and others. More information is available on the Internet at www.praxair.com.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          PRAXAIR, INC.
                                          Registrant




Date: August 24, 2004                 By: /s/ David H. Chaifetz
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                                              David H. Chaifetz
                                              Vice President, General Counsel
                                              and Secretary